UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

BRANCHOUT FOOD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2024, BranchOut Food Inc. (the “Company”) completed the sale of $225,000 of Senior Secured Promissory Notes (“Notes”), and Warrants (“Warrants”) to purchase an aggregate of 56,250 shares of the Company’s common stock, to a group of seven investors (the “Investors”), pursuant to a First Amendment to Subscription Agreement between the Company and the Investors dated as of April 16, 2024 (the “First Amendment”). The First Amendment incorporates and amends certain provisions of the Subscription Agreement, dated January 10, 2024 (the “Subscription Agreement”), previously entered into by the Company and investors that purchased Notes and Warrants from the Company on January 10, 2024 (the “January Investors”). The transaction was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) promulgated thereunder.

The Notes mature on the earlier of December 31, 2024, or the occurrence of a Qualified Subsequent Financing or Change of Control (as such terms are defined in the Subscription Agreement) and bear interest at a rate of 15% per annum. In addition, the Notes are subject to covenants, events of defaults and other terms and conditions set forth in the Subscription Agreement. The Company’s obligations under the Notes are secured by liens on substantially all of the Company’s assets pursuant to the terms of the Security Agreement entered into by the Company on January 10, 2024 in favor of holders of the Notes (the “Security Agreement”).

Each Warrant is exercisable for a ten-year period at an exercise price of $2.00 per share.

Pursuant to the First Amendment, $10,000 of the proceeds received by the Company were used to pay legal fees of counsel to the Investors.

The First Amendment also (i) increases the aggregate principal amount of Notes available to be sold from time to time under the Subscription Agreement from $400,000 to $2,000,000, (ii) increases the number of shares of common stock of the Company available to be issued under Warrants sold from time to time under the Subscription Agreement from 100,000 to 600,000, (iii) provides for an aggregate one-time payment in the amount of $46,290 to the January Investors and the issuance to them of Warrants to purchase 100,000 shares of common stock, in consideration of their agreement to enter into the First Amendment, and (iv) provides for the payment of up to $80,000 to EagleVision Fund L.P., an affiliate of John Dalfonsi, a director of the Company and its Chief Financial Officer, with the proceeds of Notes to be issued by the Company at subsequent closings of sales of Notes and Warrants, in consideration of services rendered and to be rendered by EagleVision to holders of the Notes while the Notes are outstanding, including acting as collateral agent and due diligence and collateral monitoring services.

The information set forth above is qualified in its entirety by reference to the actual terms of the Subscription Agreement, the Notes, the Security Agreement, the First Amendment, and the Warrants, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 4.1 hereto, respectively, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2024, the Company received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Rule”) because the stockholders’ equity of the Company of $2,210,476 as of December 31, 2023, as reported in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, was below the minimum requirement of $2,500,000.

Pursuant to Nasdaq’s Listing Rules, the Company has until May 28, 2024 to submit a plan to regain compliance with the Rule (a “Compliance Plan”). The Company intends to submit a Compliance Plan within the required time, although there can be no assurance that the Compliance Plan will be accepted by Nasdaq. If the Compliance Plan is accepted by Nasdaq, the Company will be granted an extension of up to 180 calendar days from April 11, 2024 to regain compliance with the Rule.

In the event the Compliance Plan is not accepted by Nasdaq, or in the event the Compliance Plan is accepted but the Company fails to regain compliance within the extension period, the Company will have the right to a hearing before Nasdaq’s Hearing Panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Form of Warrant issued under Subscription Agreement dated as of January 10, 2024, as amended April 15, 2024 (incorporated by reference to Exhibit 4.1 of the Form 8-K filed with the Securities and Exchange Commission by BranchOut Food Inc. on January 16, 2024)

Exhibit 10.1	Subscription Agreement dated as of January 10, 2024 , between BranchOut Food Inc. and the investors named therein (incorporated by reference to Exhibit 10.1 of the Form 8-K filed with the Securities and Exchange Commission by BranchOut Food Inc. on January 16, 2024)

Exhibit 10.2	Form of Senior Secured Note issued under Subscription Agreement dated as of January 10, 2024, as amended April 15, 2024 (incorporated by reference to Exhibit 10.2 of the Form 8-K filed with the Securities and Exchange Commission by BranchOut Food Inc. on January 16, 2024)

Exhibit 10.3	Security Agreement dated as of January 10, 2024 , between BranchOut Food Inc. and the investors named therein (incorporated by reference to Exhibit 10.3 of the Form 8-K filed with the Securities and Exchange Commission by BranchOut Food Inc. on January 16, 2024)

Exhibit 10.4	First Amendment to Subscription Agreement dated as of April 16, 2024, between BranchOut Food Inc. and the investors named therein

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: April 16, 2024	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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